                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                              QUALIX GROUP, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Delaware                                 94-24551156
----------------------------------------        --------------------------------
(State of incorporation or organization)                (I.R.S. Employer
                                                      Identification Number)


1900 South Norfolk, #224
San Mateo, California                                          94403
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(Address of principal executive offices)                    (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]


Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class          Name of each exchange on which
            to be so registered          each class is to be registered

              Not Applicable                      Not Applicable
   --------------------------------      -------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:


                        Common Stock,  $.001 par value
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                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-17529).

ITEM 2. EXHIBITS.

  EXHIBIT
   NUMBER       DESCRIPTION
 ---------      -------------------------------------------------
1.1             Specimen of Common Stock certificate -- incorporated herein by reference to Exhibit 4.2 to Amendment No. 2 to the Company's
                Registration Statement on Form S-1 (File No. 333-17529).



                                       2
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                                 SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    QUALIX GROUP, INC.


Date: January 31, 1997              By:  /s/ Richard G. Thau
      --------------------------       ---------------------------------------
                                         Richard G. Thau
                                         President and Chief Executive Officer


                                       3
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                                 EXHIBITS
                                 --------


EXHIBIT
NUMBER       DESCRIPTION
-------      -------------------------------------------------
1.1          Specimen of Common Stock certificate -- incorporated herein by reference to Exhibit 4.2 to Amendment No. 2 to the Company's
             Registration Statement on Form S-1 (file No. 333-17529).
